UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-5531

Barings Participation Investors
(Exact name of registrant as specified in charter)

1500 Main Street, P.O. Box 15189, Springfield, MA 01115-5189
(Address of principal executive offices) (Zip code)

Janice M. Bishop, Vice President, Secretary and Chief Legal Officer Independence Wharf, 470 Atlantic Ave., Boston, MA 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 413-226-1000

Date of fiscal year end: 12/31

Date of reporting period: 06/30/18

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 110 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Attached hereto is the semi-annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

Barings
Participation Investors

Report for the Six Months Ended June 30, 2018

Adviser

Barings LLC
1500 Main Street, P.O. Box 15189
Springfield, Massachusetts 01115-5189

Independent Registered Public Accounting Firm

KPMG LLP
Boston, Massachusetts 02110

Counsel to the Trust

Ropes & Gray LLP
Boston, Massachusetts 02111

Custodian

State Street Bank and Trust Company
Boston, Massachusetts 02110
Transfer Agent & Registrar

DST Systems, Inc.
P.O. Box 219086
Kansas City, Missouri 64121-9086
1-800-647-7374

Internet Website

www.barings.com/mpv

Barings Participation Investors c/o Barings LLC 1500 Main Street, Suite 2200 Springfield, Massachusetts 01115 (413) 226-1516

Investment Objective and Policy

Barings Participation Investors (the "Trust") is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol "MPV". The Trust's share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. The Trust will also invest in publicly traded debt securities (including high yield securities) again with an emphasis on those with equity features, and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal. In addition, the Trust may invest in high quality, readily marketable securities.

Barings manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

Form N-Q

The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at http://www.sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.
Proxy Voting Policies & Procedures; Proxy Voting Record

The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings. A description of Barings' proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust's website at www.barings.com/mpv; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust's website at www.barings.com/mpv; and (2) on the SEC's website at http://www.sec.gov.

Legal Matters

The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively "service providers") who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

Under the Trust's Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Trust's registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Participation Investors

TO OUR SHAREHOLDERS
July 31, 2018

We are pleased to present the June 30, 2018 Quarterly Report of Barings Participation Investors (the "Trust").

The Board of Trustees declared a quarterly dividend of $0.27 per share, payable on August 17, 2018 to shareholders of record on August 6, 2018. The Trust paid a $0.27 per share dividend for the preceding quarter. The Trust earned $0.26 per share of net investment income for the first quarter of 2018, compared to $0.26 per share, including $0.01 per share of non-recurring income, in the previous quarter.

During the second quarter, the net assets of the Trust decreased to $143,947,536 or $13.72 per share compared to $145,920,470 or $13.93 per share on March 31, 2018. This translates into a 0.4% total return for the quarter, based on the change in the Trust's net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 6.2%, 7.8%, 9.8%, 9.9% and 11.6% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust's net assets assuming the reinvestment of all dividends.

The Trust's share price was unchanged during the quarter, from $14.70 per share as of March 31, 2018 to $14.70 per share as of June 30, 2018, which resulted in a total return of 1.9%. The Trust's market price of $14.70 per share equates to a 7.1% premium over the June 30, 2018 net asset value per share of $13.72. The Trust's average quarter-end premium for the 3, 5 and 10-year periods was 4.3%, 1.8% and 6.3%, respectively U.S. equity markets, as approximated by the Russell 2000 Index, increased 7.8% for the quarter. U.S. fixed income markets, as approximated by the Bloomberg Barclays U.S. Corporate High Yield Index, increased 1.0% for the quarter.

The Trust closed five new private placement investments and four add-on investments to existing portfolio companies during the second quarter. The five new investments were in Cadence, Inc., Discovery Education, E.S.P. Associates, Trident Maritime Systems and VP Holding Company. The four add-on investments were in CORA Health Services, CTM Holding, Inc., ECG Consulting Group and Hollandia Produce LLC. A brief description of these investments can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in these transactions was $10,385,166.

It was a strong quarter for the Trust in terms of new investments. As noted above, the Trust closed five new investments and four add-on investments. The expansion of the Trust's target investment criteria in late 2017 into a broader set of the middle market private debt market along with the expansion of Barings', the Trust's investment adviser, private debt platform, have been key contributors to new investment volume. Overall, market conditions remain extremely competitive with purchase price and leverage multiples remaining at or near historical highs, and there continues to be a large supply of debt capital seeking middle-market investment opportunities. As always, we've continued to be selective in our investment choices and maintain our underwriting discipline.

The Trust's remaining portfolio remains in good condition. There were four private debt investment exits during the quarter, all of which resulted in realized gains. In addition, one company fully prepaid and two companies partially prepaid debt held by the Trust. There are several companies in which the Trust has outstanding investments that are in the process of being sold and we are cautiously optimistic about realization activity over the next few quarters.

The Trust was able to maintain its $0.27 per share quarterly dividend in the first quarter. However, the Trust's recurring investment income was not sufficient to cover this quarter's dividend. As discussed in prior reports, generally since 2013, recurring investment income alone has not been sufficient to fully fund the current dividend rate principally due to the considerable reduction in the number of private debt securities in the portfolio resulting from the high level of exits and prepayment activity that occurred from 2013 through 2015, combined with generally lower investment returns available due to market and competitive dynamics over the past several years. As referenced above, the Trust's expansion of its target investment criteria in 2017 has allowed for increased private debt investment opportunities, and as a result, higher recurring investment income than the Trust has experienced over the past several years. Also, with the elimination of the Trust's fundamental investment restrictions relating to credit ratings (See Note 9) the Trust is now permitted to invest in opportunities that such restrictions would have precluded, which could result in higher recurring investment income. However, recurring investment income still fell slightly lower than this quarter's dividend. The level of expected recurring investment income generated by the Trust in 2018, combined with the availability of earnings carry forwards and other non-recurring income, is expected to be sufficient to maintain the current dividend rate over the next several quarters. However, until recurring investment income consistently reaches a level equal to the current dividend rate, there is the risk that the dividend may need to be reduced in the future.

(Continued)

Thank you for your continued interest in and support of Barings Participation Investors.

Sincerely,

Robert M. Shettle

President

Portfolio Composition as of 6/30/18*

Public Debt
13.7%
Public Bank Loans
3.0%
Cash & Short-Term
Investments
7.4%
Private / Restricted
Equity
9.3%
Private Bank Loans
15.5%
Private Debt
51.2%

* Based on market value of total investments (including cash)
Cautionary Notice: Certain statements contained in this report may be "forward looking" statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management's current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust's trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust's current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Barings Participation Investors
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
June 30, 2018
(Unaudited)

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities at fair value (Cost - $109,561,085)	$105,436,956
Corporate restricted securities at market value (Cost - $15,329,617)	15,090,480
Corporate public securities at market value (Cost - $26,639,962)	26,435,516

Total investments (Cost - $151,530,664)	146,962,952
Cash	12,494,002
Interest receivable	1,135,605
Other assets	120,137

Total assets	160,712,696

Liabilities:
Note payable	15,000,000
Payable for investments purchased	809,537
Deferred tax liability	448,095
Investment advisory fee payable	323,882
Interest payable	27,267
Accrued expenses	156,379

Total liabilities	16,765,160

Commitments and Contingencies (See Note 8)
Total net assets	$143,947,536

Net Assets:
Common shares, par value $.01 per share	$104,935
Additional paid-in capital	94,989,278
Retained net realized gain on investments, prior years	44,296,000
Undistributed net investment income	3,353,269
Accumulated net realized gain on investments	6,219,861
Net unrealized depreciation of investments	(5,015,807)

Total net assets	$143,947,536

Common shares issued and outstanding (14,787,750 authorized)	10,493,532

Net asset value per share	$13.72

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF OPERATIONS
For the six months ended June 30, 2018
(Unaudited)

Investment Income:
Interest	$6,508,364
Dividends	180,183
Other	63,713

Total investment income	6,752,260

Expenses:
Investment advisory fees	652,203
Interest	306,750
Trustees' fees and expenses	120,000
Professional fees	111,130
Reports to shareholders	48,000
Custodian fees	12,000
Other	50,589

Total expenses	1,300,672

Investment income - net	5,451,588

Net realized and unrealized loss on investments:
Net realized gain on investments before taxes	4,190,415
Income tax expense	(288,488)

Net realized gain on investments after taxes	3,901,927

Net increase (decrease) in unrealized appreciation (depreciation) of investments before taxes	(8,880,857)
Net (increase) decrease in deferred income tax expense	321,618

Net increase (decrease) in unrealized appreciation (depreciation) of investments after taxes	(8,559,239)

Net loss on investments	(4,657,312)

Net increase in net assets resulting from operations	$794,276

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED STATEMENT OF CASH FLOWS
For the six months ended June 30, 2018
(Unaudited)

Net increase in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$6,084,599
Purchases of portfolio securities	(22,735,203)
Proceeds from disposition of portfolio securities	26,240,390
Interest, dividends and other income received	5,684,461
Interest expense paid	(306,750)
Operating expenses paid	(994,326)
Income taxes paid	(2,101,837)
Net cash provided by operating activities	11,871,334

Cash flows from financing activities:
Cash dividends paid from net investment income	(5,652,336)
Receipts for shares issued on reinvestment of dividends	501,827
Net cash used for financing activities	(5,150,509)
Net increase in cash	6,720,825
Cash - beginning of period	5,773,177
Cash - end of period	$12,494,002

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$794,276
Decrease in investments	12,337,669
Decrease in interest receivable	159,346
Increase in other assets	(94,123)
Increase in payable for investments purchased	809,537
Decrease in deferred tax liability	(321,618)
Decrease in investment advisory fee payable	(3,448)
Increase in accrued expenses	3,044
Decrease in tax payable	(1,813,349)
Total adjustments to net assets from operations	11,077,058
Net cash provided by operating activities	$11,871,334

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended 6/30/2018 (Unaudited)	For the year ended 12/31/2017
Increase in net assets:
Operations:
Investment income - net	$5,451,588	$11,340,081
Net realized gain on investments after taxes	3,901,927	2,280,108
Net change in unrealized (depreciation) appreciation of investments after taxes	(8,559,239)	5,517,329
Net increase in net assets resulting from operations	794,276	19,137,518

Increase from common shares issued on reinvestment of dividends
Common shares issued (2018 - 35,370; 2017 - 71,989)	501,827	1,001,726

Dividends to shareholders from:
Net investment income (2018 - $0.27 per share; 2017 - $1.08 per share)	(2,828,632)	(11,265,910)
Total (decrease) / increase in net assets	(1,532,529)	8,873,334

Net assets, beginning of period/year	145,480,065	136,606,731

Net assets, end of period/year (including undistributed net investment income of $3,353,269 and $730,313, respectively)	$143,947,536	$145,480,065

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding:

	For the six months ended 6/30/2018 (Unaudited)		For the years ended December 31,
			2017		2016		2015		2014
Net asset value:
Beginning of period/year	$13.91		$13.15		$13.10		$13.35		$12.83

Net investment income (a)	0.52		1.09		1.00		0.95		1.04
Net realized and unrealized gain (loss) on investments	(0.44)		0.75		0.13		(0.12)		0.57

Total from investment operations	0.08		1.84		1.13		0.83		1.61

Dividends from net investment income to common shareholders	(0.27)		(1.08)		(1.08)		(1.08)		(0.96)
Dividends from realized gain on investments to common shareholders	—		—		—		—		(0.12)
Increase from dividends reinvested	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.01)

Total dividends	(0.27)		(1.08)		(1.08)		(1.08)		(1.09)

Net asset value:
End of period/year	$13.72		$13.91		$13.15		$13.10		$13.35

Per share market value:
End of period/year	$14.70		$14.10		$14.20		$13.75		$13.23

Total investment return
Net asset value (c)	0.57%		14.29%		8.75%		6.23%		13.61%
Market value (c)	6.21%		7.21%		11.45%		12.66%		12.54%

Net assets (in millions):
End of period/year	$143.95		$145.48		$136.61		$135.35		$137.57
Ratio of total expenses to average net assets	2.20%	(d)	3.23%		2.26%		2.17%		2.84%
Ratio of operating expenses to average net assets	1.38%	(d)	1.49%		1.35%		1.49%		1.49%
Ratio of interest expense to average net assets	0.42%	(d)	0.43%		0.44%		0.44%		0.45%
Ratio of income tax expense to average net assets	0.40%	(d)	1.31%		0.47%		0.24%		0.90%
Ratio of net investment income to average net assets	7.54%	(d)	7.92%		7.45%		6.95%		7.82%
Portfolio turnover	16%		24%		31%		30%		32%

(a)	Calculated using average shares.
(b)	Rounds to less than $0.01 per share.
(c)
Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.

(d)	Annualized.

Senior borrowings:
Total principal amount (in millions)	$15	$15	$15	$15	$15
Asset coverage per $1,000 of indebtedness	$10,597	$10,699	$10,107	$10,023	$10,171

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2018
(Unaudited)

Corporate Restricted Securities - 83.73%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 73.25%: (C)

1A Smart Start, Inc.
A designer, distributor and lessor of ignition interlock devices ("IIDs"). IIDs are sophisticated breathalyzers wired to a vehicles ignition system.
10.34% Second Lien Term Loan due 12/22/2022 (LIBOR + 8.250%)	$1,725,000	12/21/17	$1,694,369	$1,695,762

ABC Industries, Inc.
A manufacturer of mine and tunneling ventilation products in the U.S.
13% Senior Subordinated Note due 07/31/2019	$109,335	08/01/12	106,689	109,129
Preferred Stock Series A (B)	125,000 shs.	08/01/12	125,000	228,498
Warrant, exercisable until 2022, to purchase common stock at $.02 per share (B)	22,414 shs.	08/01/12	42,446	39,528
			274,135	377,155

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	1,945 uts.	*	207,911	5,612

* 12/07/12, 07/11/13 and 06/30/15.

AFC - Dell Holding Corporation
A distributor and provider of inventory management services for "C-Parts" used by OEMs in their manufacturing and production facilities.
12.5% (1% PIK) Senior Subordinated Note due 09/27/2020	$1,221,493	03/27/15	1,209,853	1,203,685
Preferred Stock (B)	1,122 shs.	03/27/15	112,154	120,155
Common Stock (B)	346 shs.	03/27/15	346	—
			1,322,353	1,323,840

AM Conservation Holding Corp.
A supplier of energy efficiency ("EE") products, including lighting, shower heads and aerators, and weatherization products such as door seals and weather stripping.
11.5% (1.5% PIK) Senior Subordinated Note due 04/30/2023	$1,568,182	10/31/16	1,544,039	1,584,384
11.5% (1.25% PIK) Senior Subordinated Note due 04/30/2023	$206,039	10/06/17	202,325	207,709
Common Stock (B)	156,818 shs.	10/31/16	156,818	164,613
			1,903,182	1,956,706

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B)(F)	114 uts.	10/04/12	113,636	206,006

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

API Technologies Corp.
A designer, developer and manufacturer of electronic systems, subsystems, modules and secure communications for technically demanding defense, aerospace and commercial applications in the U.S. and internationally.

Limited Liability Company Unit (B)	0.40% int.	04/20/16	$240,741	$358,800

ARI Holding Corporation
A leading national supplier of products used primarily by specialty contractors.
11.5% (0.5% PIK) Senior Subordinated Note due 02/01/2020	$1,726,001	*	1,716,436	1,726,000
Limited Partnership Interest	524 uts.	08/01/14	523,950	1,070,422
* 05/21/13 and 08/01/14.			2,240,386	2,796,422

ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13% (1% PIK) Senior Subordinated Note due 05/18/2021	$759,984	11/19/15	750,909	726,571
Limited Liability Company Unit (B)	111,100 uts.	11/18/15	111,100	11,332
			862,009	737,903

Aurora Parts & Accessories LLC
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
11% Senior Subordinated Note due 02/17/2022	$1,515,400	08/17/15	1,495,995	1,465,175
Preferred Stock (B)	210 shs.	08/17/15	209,390	122,927
Common Stock (B)	210 shs.	08/17/15	210	—
			1,705,595	1,588,102

Avantech Testing Services LLC
A manufacturer of custom Non-Destructive Testing ("NDT") systems and provider of NDT and inspections services primarily to the oil country tubular goods market.
15% (3.75% PIK) Senior Subordinated Note due 03/31/2021 (D)	$6,777	07/31/14	6,650	—
Limited Liability Company Unit (B)(F)	45,504 uts.	*	—	—
Limited Liability Company Unit Class C Preferred (B)(F)	78,358 uts.	09/29/17	484,578	—
* 07/31/14 and 10/14/15.			491,228	—

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

BCC Software, Inc.
A provider of software and data solutions which enhance mail processing to help direct mail marketers realize discounts from the U.S. Postal Service, avoid penalties associated with mailing errors, and improve the accuracy and efficiency of marketing campaigns.

12% (1% PIK) Senior Subordinated Note due 04/11/2023	$1,502,651	10/11/17	$1,475,709	$1,470,116
Preferred Stock Series A (B)	23 shs.	10/11/17	232,373	228,800
Common Stock Class A (B)	735 shs.	10/11/17	735	—
			1,708,817	1,698,916

BEI Precision Systems & Space Company, Inc.
A provider of advanced design, manufacturing, and testing for custom optical encoder-based positioning systems, precision accelerometers, and micro scanners.
12% (1% PIK) Senior Subordinated Note due 04/28/2024	$1,466,059	04/28/17	1,440,388	1,445,553
Limited Liability Company Unit (B)(F)	2,760 uts.	04/28/17	276,000	139,513
			1,716,388	1,585,066

Blue Wave Products, Inc.
A distributor of pool supplies.
10% Senior Secured Term Note due 09/30/2018	$19,858	10/12/12	19,838	19,858
13% (1% PIK) Senior Subordinated Note due 09/30/2019	$336,418	10/12/12	330,361	336,418
Common Stock (B)	51,064 shs.	10/12/12	51,064	264,514
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	20,216 shs.	10/12/12	20,216	104,720
			421,479	725,510

BlueSpire Holding, Inc.
A marketing services firm that integrates strategy, technology, and content to deliver customized marketing solutions for clients in the senior living, financial services and healthcare end markets.
Common Stock (B)	29,560 shs.	06/30/15	937,438	—

Cadence, Inc.
A full-service contract manufacturer ("CMO") and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
6.59% Lien Term Loan due 04/30/2025 (LIBOR + 4.500%)	$811,823	05/14/18	795,847	795,024

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and "at risk" youth through alternative education programs.
13.5% (1.5% PIK) Senior Subordinated Note due 06/19/2020	$797,800	01/19/11	$792,807	$791,169
14% (2% PIK) Senior Subordinated Note due 06/19/2020	$211,307	08/03/12	210,173	207,374
Common Stock (B)	375 shs.	01/19/11	37,500	32,777
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	295 shs.	01/19/11	29,250	25,764
			1,069,730	1,057,084

Clarion Brands Holding Corp.
A portfolio of six over-the-counter (OTC) pharmaceutical brands whose products are used to treat tinnitus or ringing of the ear, excessive sweating, urinary tract infections, muscle pain, and skin conditions.

12.5% (1.5% PIK) Senior Subordinated Note due 04/01/2021	$2,069,396	*	2,046,190	2,061,334
Limited Liability Company Unit (B)	1,853 uts.	07/18/16	189,267	168,942
* 10/01/14 and 07/18/16.			2,235,457	2,230,276

Clubessential LLC
A leading SaaS platform for private clubs and resorts.
7% (5% PIK) Senior Subordinated Note due 01/12/24	$1,764,755	01/16/18	1,731,896	1,728,752

Compass Chemical International LLC
A manufacturer and supplier of standard and specialty formulated chemicals, primarily phosphoric acid derivatives called phosphonates.
Limited Liability Company Unit (B)(F)	230 uts.	03/04/15	147,305	193,699

CORA Health Services, Inc.
A provider of outpatient rehabilitation therapy services.
11% (1% PIK) Term Loan due 05/05/2025	$2,082,773	05/01/18	1,459,403	1,416,913
Preferred Stock Series A (B)	758 shs.	06/30/16	38,258	88,419
Common Stock Class A (B)	3,791 shs.	06/30/16	3,791	20,960
			1,501,452	1,526,292

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

CTM Holding, Inc.
A leading owner and operator of coin-operated children's rides, penny presses and candy kiosks in the U.S.
15% (3% PIK) Senior Subordinated Note due 12/31/2020	$1,356,347	11/22/13	$1,348,286	$1,356,347
14% (2% PIK) Senior Subordinated Note due 06/04/2020	$336,116	05/08/18	325,735	330,563
Common Stock (B)	90 shs.	*	514,284	649,068
Warrant, exercisable until 2028, to purchase common stock at $.01 per share (B)	2 shs.	05/08/18	—	14,424
* 11/22/13 and 09/16/16.			2,188,305	2,350,402

Del Real LLC
A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
11% Senior Subordinated Note due 04/06/2023	$1,420,588	10/07/16	1,397,863	1,389,696
Limited Liability Company Unit (B)(F)	304,412 uts.	10/07/16	304,412	231,353
			1,702,275	1,621,049

Discovery Education, Inc.
A provider of standards-based, digital education content for K-12 schools.
6.41% Term Loan due 04/30/2024 (LIBOR + 4.750%)	$1,941,000	04/20/18	1,903,278	1,900,466

DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
14% (2% PIK) Senior Subordinated Note due 11/04/2020	$1,446,609	05/04/12	1,438,674	1,437,345
Preferred Stock (B)	25 shs.	05/04/12	252,434	224,520
Common Stock (B)	25 shs.	05/04/12	28,048	—
			1,719,156	1,661,865

Dunn Paper
A provider of specialty paper for niche product applications.
10.84% Second Lien Term Loan due 08/26/2023 (LIBOR + 8.750%)	$1,725,000	09/28/16	1,699,101	1,725,000

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

ECG Consulting Group
A healthcare management consulting company who provides strategic, financial, operational, and technology related consulting services to healthcare providers.
11.5% (0.5% PIK) Senior Subordinated Note due 06/20/2025	$757,771	06/20/18	$742,682	$757,411
11.5% (0.75% PIK) Senior Subordinated Note due 06/20/2025	$1,326,922	11/21/14	1,312,492	1,326,292
Limited Liability Company Unit (B)(F)	230 uts.	11/19/14	36,199	98,315
			2,091,373	2,182,018

Elite Sportwear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
11.5% (1% PIK) Senior Subordinated Note due 01/14/2022	$1,588,640	10/14/16	1,568,694	1,429,776
Limited Liability Company Unit (B)(F)	101 uts.	10/14/16	159,722	43,642
			1,728,416	1,473,418

English Color & Supply LLC
A distributor of aftermarket automotive paint and related products to collision repair shops, auto dealerships and fleet customers through a network of stores in the Southern U.S.
11.5% (0.5% PIK) Senior Subordinated Note due 12/31/2023	$1,333,954	06/30/17	1,310,337	1,304,759
Limited Liability Company Unit (B)(F)	397,695 uts.	06/30/17	397,695	385,764
			1,708,032	1,690,523

E.S.P. Associates, P.A.
A professional services firm providing engineering, surveying and planning services to infrastructure projects.
12% (1% PIK) Senior Subordinated Note due 10/4/2023	$688,505	04/04/18	675,196	681,902
Limited Liability Company Unit (B)	229 uts.	04/04/18	228,955	196,611
			904,151	878,513

F F C Holding Corporation
A leading U.S. manufacturer of private label frozen novelty and ice cream products.
Limited Liability Company Unit Preferred (B)	171 uts.	09/27/10	58,345	76,193
Limited Liability Company Unit Common (B)	171 uts.	09/27/10	17,073	—
			75,418	76,193

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.

Limited Liability Company Unit Preferred (B)	80,559 uts.	04/15/14	$—	$80,559
Limited Liability Company Unit Class B-1 (B)	65,789 uts.	12/15/10	65,789	377,015
Limited Liability Company Unit Class B-2 (B)	8,248 uts.	12/15/10	8,248	47,267
Limited Liability Company Unit Class B-3 (B)	6,522 uts.	08/30/12	15,000	39,070
Limited Liability Company Unit Class C (B)	1,575 uts.	12/20/10	16,009	61,878
			105,046	605,789

GD Dental Services LLC
A provider of convenient "onestop" general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	76 uts.	10/05/12	75,920	—
Limited Liability Company Unit Common (B)	767 uts.	10/05/12	767	—
			76,687	—

gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician's office channels.
14% (2% PIK) Senior Subordinated Note due 03/27/2019	$1,393,046	03/27/13	1,389,119	1,253,741
Common Stock (B)	1,181 shs.	03/27/13	118,110	7,723
			1,507,229	1,261,464

Glynlyon Holding Companies, Inc.
A technology-enabled curriculum provider of K-12 and support services predominantly to small and medium public school districts.
Common Stock (B)	147 shs.	01/15/16	103,205	209,414

GlynnDevins Acquisition Corporation
A marketing communications agency that services senior living facilities.
Preferred Stock Series A (B)	342 shs.	06/19/15	70,683	87,596
Common Stock (B)	342 shs.	06/19/15	2,945	110,789
			73,628	198,385

Grakon Parent
The leading designer and manufacturer of highly-engineered and customized LED and incandescent lighting systems for transportation-based markets.
Common Stock (B)	175 shs.	10/31/14	174,831	275,711

GraphPad Software, Inc.
A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
8.09% Term Loan due 12/21/2022 (LIBOR + 6.000%)	$2,452,675	12/19/17	2,407,932	2,411,607

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

GTI Holding Company
A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
12% Senior Subordinated Note due 05/22/2023	$727,865	02/05/14	$705,906	$727,865
Common Stock (B)	1,046 shs.	*	104,636	120,090
Warrant, exercisable until 2027, to purchase common stock at $.01 per share (B)	397 shs.	02/05/14	36,816	45,579
* 02/05/14 and 11/22/17.			847,358	893,534

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
12% (1% PIK) Senior Subordinated Note due 06/19/2021	$1,725,000	*	1,704,768	1,712,708
Limited Liability Company Unit Preferred (B)	372 uts.	**	371,644	462,423
Limited Liability Company Unit Common Class A (B)	3,594 uts.	12/19/14	—	52,716
* 12/19/14 and 02/21/17.			2,076,412	2,227,847
* *12/19/14 and 04/29/16.

Happy Floors Acquisition, Inc.
A wholesale importer and value-added distributor of premium European flooring tile to residential and commercial end markets.
12.5% (1% PIK) Senior Subordinated Note due 07/01/2022	$991,417	07/01/16	976,696	1,001,331
Common Stock (B)	150 shs.	07/01/16	149,500	215,621
			1,126,196	1,216,952

Hartland Controls Holding Corporation
A manufacturer and distributor of electronic and electromechanical components.
14% (2% PIK) Senior Subordinated Note due 08/14/2020	$1,139,988	02/14/14	1,131,968	1,139,988
12% Senior Subordinated Note due 08/14/2020	$431,250	06/22/15	429,392	430,852
Common Stock (B)	821 shs.	02/14/14	822	240,499
			1,562,182	1,811,339

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
14% (2% PIK) Senior Subordinated Note due 11/26/2020	$1,667,440	01/17/14	1,655,290	1,667,440
Limited Liability Company Unit (B)(F)	102 uts.	01/17/14	101,563	47,017
			1,756,853	1,714,457

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Hollandia Produce LLC
A hydroponic greenhouse producer of branded root vegetables.
14.25% (2.75% PIK) Senior Subordinated Note due 12/11/2020	$1,423,140	*	$1,407,684	$1,209,669
10% Term Loan due 12/12/2020 (LIBOR + 8.000%)	$109,916	04/06/18	109,916	109,867
10% Term Loan due 12/11/2020 (LIBOR + 8.000%)	$146,780	04/06/18	146,780	146,715
* 12/30/15 and 12/23/16.			1,664,380	1,466,251

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B)(F)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B)(F)	114 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B)(F)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B)(F)	47 uts.	10/14/11	—	—
			—	—

Hospitality Mints Holding Company
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 10/01/2019	$1,098,837	08/19/08	1,097,723	1,098,837
Common Stock (B)	251 shs.	08/19/08	251,163	—
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	65 shs.	08/19/08	60,233	—
			1,409,119	1,098,837

Impact Confections
An independent manufacturer and marketer of confectionery products including Warheads® brand sour candies, Melster® brand classic candies, and co-manufactured/private label classic candies.
15%(15% PIK) Senior Subordinated Note due 11/10/2020	$1,259,368	11/10/14	1,248,964	—
Common Stock (B)	2,300 shs.	11/10/14	230,000	—
			1,478,964	—

JMH Investors LLC
A developer and manufacturer of custom formulations for a wide variety of foods.
Limited Liability Company Unit (B)(F)	1,038,805 uts.	12/05/12	232,207	—
Limited Liability Company Unit Class A-1 (B)(F)	159,048 uts.	10/31/16	159,048	283,360
Limited Liability Company Unit Class A-2 (B)(F)	1,032,609 uts.	10/31/16	—	155,934
			391,255	439,294

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
Limited Liability Company Unit Class C Preferred (B)	40 uts.	06/30/15	$—	$90,498
Common Stock (B)	353 shs.	07/15/08	285,619	359,696
			285,619	450,194

Manhattan Beachwear Holding Company
A designer and distributor of women's swimwear.
12.5% Senior Subordinated Note due 04/30/2019 (D)	$419,971	01/15/10	404,121	377,974
15% (2.5% PIK) Senior Subordinated Note due 04/30/2019 (D)	$115,253	10/05/10	114,604	103,727
Common Stock (B)	35 shs.	10/05/10	35,400	—
Common Stock Class B (B)	118 shs.	01/15/10	117,647	—
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	104 shs.	10/05/10	94,579	—
			766,351	481,701

Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13% Senior Subordinated Note due 04/17/2020	$868,102	04/17/15	863,781	486,137
Limited Liability Company Unit	5 uts.	04/17/15	678,329	—
			1,542,110	486,137

Merex Holding Corporation
A provider of after-market spare parts and components, as well as maintenance, repair and overhaul services for "out of production" or "legacy" aerospace and defense systems that are no longer effectively supported by the original equipment manufacturers.

16% Senior Subordinated Note due 10/30/2019 (D)	$454,295	09/22/11	449,013	227,148
15% PIK Senior Subordinated Note due 04/30/2022 (D)	$23,839	08/18/15	23,839	—
14% PIK Senior Subordinated Note due 06/30/2019	$66,394	*	66,394	66,023
Common Stock Class A (B)	83,080 shs.	**	170,705	—
* 10/21/16, 01/27/17 and 10/13/17.			709,951	293,171
** 08/18/15, 10/20/16 and 01/27/17.

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
12% (1% PIK) Senior Subordinated Note due 09/30/2021	$1,123,340	09/30/14	1,111,012	1,123,340
12% Senior Subordinated Note due 09/30/2021	$301,791	02/28/18	296,239	309,283
Common Stock Class B (B)	259,252 shs.	*	244,163	193,908
* 09/30/14 and 02/28/18.			1,651,414	1,626,531

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

MeTEOR Education LLC
A leading provider of classroom and common area design services, furnishings, equipment and instructional support to K-12 schools.
12% Senior Subordinated Note due 6/20/23	$915,819	03/09/18	$898,498	$909,404
Limited Liability Company Unit (B)(F)	182 uts.	03/09/18	183,164	77,898
			1,081,662	987,302

Midwest Industrial Rubber, Inc.
A supplier of industrial maintenance, repair, and operations ("MRO") products, specializing in the fabrication and distribution of lightweight conveyor belting and related conveyor components and accessories.

12% (1% PIK) Senior Subordinated Note due 12/02/2022	$1,578,363	12/02/16	1,553,385	1,571,422
Preferred Stock (B)	1,711 shs.	12/02/16	171,116	155,955
Common Stock (B)	242 shs.	12/02/16	242	—
			1,724,743	1,727,377

MNX Holding Company
An international third party logistics company providing customized logistics services to customers across the globe.
14% (2% PIK) Senior Subordinated Note due 05/02/2020	$1,349,554	11/02/12	1,342,313	1,349,554
Common Stock (B)	45 shs.	11/02/12	44,643	96,445
			1,386,956	1,445,999

Money Mailer Equity LLC
A leading provider of hyperlocal shared direct mail advertising as well as interactive and online advertising solutions through its nationwide production and distribution network.
12% (1% PIK) Senior Subordinated Note due 10/29/2021	$1,761,346	04/29/16	1,737,736	1,624,375

Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
14.25% (1.75% PIK) Senior Subordinated Note due 08/15/2020	$286,691	11/30/10	285,284	280,243
Limited Liability Company Unit Class B-1 (B)(F)	75,000 uts.	11/30/10	—	45,808
Limited Liability Company Unit Class B-2 (B)(F)	6,801 uts.	11/30/10	—	4,154
			285,284	330,205

New Mountain Learning, LLC
A leading provider of blended learning solutions to the K-12 and post-secondary school market.
7.83% Term Loan due 3/16/2024 (LIBOR + 5.500%)	$1,792,448	03/15/18	1,384,536	1,383,447

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

NSi Industries Holdings, Inc.
A manufacturer and distributer of electrical components and accessories to small to mid-sized electrical wholesalers.
12.75% (1.75% PIK) Senior Subordinated Note due 05/17/2023	$1,527,814	06/30/16	$1,504,074	$1,519,610
Common Stock (B)	207 shs.	05/17/16	207,000	244,843
			1,711,074	1,764,453

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you, "free from" healthy and gluten-free categories.
12% (1% PIK) Senior Subordinated Note due 08/17/2022	$1,775,705	02/17/17	1,751,152	1,760,351
Common Stock Class B (B)	380,545 shs.	*	380,545	578,843
* 01/29/16 and 02/17/17.			2,131,697	2,339,194

Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.

11.25% Term Loan due 11/16/2022	$356,610	11/14/17	347,610	347,421
8.34% Term Loan due 11/17/2024 (LIBOR + 6.250%)	$2,117,675	11/14/17	1,933,917	1,937,525
			2,281,527	2,284,946

Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company	0.40% int.	*	175,339	19,216
* 11/29/12 and 12/20/16.			175,339	19,216

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13.9% (1% PIK) Senior Subordinated Note due 01/31/2020	$1,134,642	07/31/14	1,126,398	850,981
Limited Liability Company Unit	148,096 uts.	07/31/14	148,096	—
Limited Liability Company Unit Class F	36,976 uts.	*	24,802	—
* 09/28/17 and 02/15/18.			1,299,296	850,981

Power Stop Holdings LLC
A supplier of performance upgrade aftermarket brake products.
Limited Liability Company Unit Preferred (B)(F)	1,149 uts.	05/29/15	114,900	119,086
Limited Liability Company Unit Common (B)(F)	1,149 uts.	05/29/15	—	143,166
			114,900	262,252

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

PPC Event Services
A special event equipment rental business.
14% (2% PIK) Senior Subordinated Note due 05/20/2020	$1,202,340	11/20/14	1,192,754	1,202,340
Limited Liability Company Unit (B)	3,450 uts.	11/20/14	172,500	294,266
Limited Liability Company Unit Series A-1 (B)	339 uts.	03/16/16	42,419	29,806
			1,407,673	1,526,412

Randy's Worldwide Automotive
A designer and distributor of automotive aftermarket parts.
Common Stock (B)	118 shs.	05/12/15	118,476	318,092

ReelCraft Industries, Inc.
A designer and manufacturer of heavy-duty reels for diversified industrial, mobile equipment OEM, auto aftermarket, government/military and other end markets.
10.5% (0.5% PIK) Senior Subordinated Note due 02/28/2023	$1,435,959	11/13/17	1,435,959	1,407,959
Limited Liability Company Unit Class B	293,617 uts.	11/13/17	293,617	365,886
			1,729,576	1,773,845

Signature Systems Holding Company
A seller and installer of a variety of modular surfaces, industrial matting and related products used for ground protection.
Common Stock (B)	76 shs.	03/15/13	75,509	175,658
Warrant, exercisable until 2023, to purchase common stock A at $.01 per share (B)	31 shs.	03/15/13	28,316	71,766
			103,825	247,424

Smart Source Holdings LLC
A short-term computer rental company.
Limited Liability Company Unit (B)	328 uts.	*	261,262	449,021
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	83 shs.	*	67,467	113,737
* 08/31/07 and 03/06/08.			328,729	562,758

SMB Machinery Holdings, Inc.
A reseller of used, rebuilt and refurbished packaging and processing equipment, primarily serving the bottling and food manufacturing industries.
14% (2% PIK) Senior Subordinated Note due 10/18/2019 (D)	$738,694	10/18/13	726,147	—
Common Stock (B)	841 shs.	10/18/13	84,100	—
			810,247	—

Software Paradigms International Group, LLC
An outsourced IT services provider focused on the retail industry.
12.5% (1.5% PIK) Senior Subordinated Note due 11/23/2021	$1,725,000	05/23/16	1,700,962	1,716,531

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

SR Smith LLC
A manufacturer of mine and tunneling ventilation products in the United States.
11% Senior Subordinated Note due 03/27/2022	$867,652	03/27/17	$859,003	$859,541
Limited Liability Company Unit Series A (B)(F)	14 uts.	03/27/17	846,631	854,343
			1,705,634	1,713,884

Strahman Holdings Inc
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
Preferred Stock Series A (B)	158,967 shs.	12/13/13	158,967	247,476
Preferred Stock Series A-2 (B)	26,543 shs.	09/10/15	29,994	41,322
			188,961	288,798

Strategic Insight, Inc.
A provider of largely proprietary data, market research, and business intelligence to the global asset management industry.
11.58% Second Lien Term Loan due 12/21/2024 (LIBOR + 9.250%)	$1,725,000	12/28/17	1,688,989	1,691,385

Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
16% Senior Subordinated Note due 01/31/2019 (D)	$1,428,470	*	1,358,229	1,214,199
Common Stock (B)	38 shs.	12/14/10	38,168	—
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	37 shs.	12/14/10	37,249	—
* 12/14/10, 08/17/12 and 03/31/16.			1,433,646	1,214,199

Sunvair Aerospace Group Inc.
An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12% (1% PIK) Senior Subordinated Note due 07/31/2021	$1,357,891	07/31/15	1,343,702	896,208
Common Stock (B)	68 shs.	*	104,986	—
* 07/31/15 and 11/08/17.			1,448,688	896,208

Team Drive-Away Holdings LLC
An asset-light provider of over the road driveaway services for class 8 trucks and specialized equipment.
Limited Liability Company Unit (B)	95,800 uts.	10/15/15	95,800	184,894

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Therma-Stor Holdings LLC
A designer and manufacturer of dehumidifiers and water damage restoration equipment for residential and commercial applications.
10.5% (0.5% PIK) Senior Subordinated Note due 11/30/2023	$1,369,649	11/30/17	$1,369,649	$1,340,874
Limited Liability Company Unit	359,375 uts.	11/30/17	342,851	286,441
			1,712,500	1,627,315

Torrent Group Holdings, Inc.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
15% (7.5% PIK) Senior Subordinated Note due 12/05/2020	$46,250	12/05/13	90,925	46,250
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	28,079 shs.	12/05/13	—	22,744
			90,925	68,994

Trident Maritime Systems
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
7.83% Term Loan due 04/30/2024 (LIBOR + 5.500%)	$2,465,000	05/14/18	2,410,232	2,407,516

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.5% (1.5% PIK) Senior Subordinated Note due 07/31/2020	$1,169,359	01/23/15	1,158,797	1,127,832

U.S. Retirement and Benefit Partners, Inc.
A leading independent provider of outsourced benefit design and administration and retirement services, primarily to K-12 school districts, employee unions, and governmental agencies.
10.83% Second Lien Term Loan due 2/14/2023 (LIBOR + 8.500%)	$1,725,000	03/05/18	1,346,955	1,346,443

Velocity Technology Solutions, Inc
A provider of outsourced hosting services for enterprise resource planning software applications and information technology infrastructure to mid and large-sized enterprises.
8.33% Lien Term Loan due 12/07/2023 (LIBOR + 6.000%)	$2,089,500	12/07/17	2,070,535	2,076,442

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Veritext Corporation
A provider of stenographic staffing and other services used during the legal deposition process.
11.33% Second Lien Term Loan due 01/29/2023 (LIBOR + 9.000%)	$2,012,500	*	$1,985,486	$1,993,221
* 01/21/16 and 02/23/17.

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts and Connecticut.
7.83% Lien Term Loan due 05/22/2024 (LIBOR + 5.500%)	$2,465,000	05/17/18	1,546,282	1,542,798

Wellborn Forest Holding Company
A manufacturer of semi-custom kitchen and bath cabinetry.
10% Senior Subordinated Note due 09/30/2019 (D)	$1,778,423	11/30/06	1,224,918	1,778,423
Common Stock (B)	101 shs.	11/30/06	101,250	1,366
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	51 shs.	11/30/06	45,790	682
			1,371,958	1,780,471

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
12% (1% PIK) Senior Subordinated Note due 02/03/2021	$381,153	08/03/15	377,195	371,305
Limited Liability Company Unit (B)(F)	370,241 uts.	08/03/15	370,241	295,204
			747,436	666,509

Whitebridge Pet Brands Holdings, LLC
A portfolio of natural treats and foods for dogs and cats.
11.5% (0.5% PIK) Senior Subordinated Note due 08/18/2021	$1,489,997	04/18/17	1,472,843	1,472,319
Limited Liability Company Unit Class A (B)(F)	123 uts.	04/18/17	148,096	138,949
Limited Liability Company Unit Class B (B)(F)	123 uts.	04/18/17	—	5,767
			1,620,939	1,617,035

Wolf-Gordon, Inc.
A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
12.5% (1.5% PIK) Senior Subordinated Note due 07/22/2021	$1,626,572	01/22/16	1,606,472	1,636,409
Common Stock (B)	157 shs.	01/22/16	156,818	195,678
			1,763,290	1,832,087

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
14.5% (2.5% PIK) Senior Subordinated Note due 06/12/2020	$1,003,501	11/03/11	$1,002,213	$1,001,657
Common Stock (B)	1,500 shs.	11/03/11	150,000	126,532
			1,152,213	1,128,189

York Wall Holding Company
A designer, manufacturer and marketer of wall covering products for both residential and commercial wall coverings.
14.5% (1.5% PIK) Senior Subordinated Note due 03/04/2021 (D)	$1,946,834	03/04/15	1,549,582	1,752,938
Common Stock (B)	2,046 shs.	*	200,418	—
* 03/04/15 and 02/07/18			1,750,000	1,752,938

Total Private Placement Investments (E)			$109,561,085	$105,436,956

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 10.48%:

Bonds - 10.48%
Alliance Residential Company	7.500%	05/01/25	$500,000	$519,546	$532,500
Altice Financing S.A.	7.500	05/15/26	400,000	400,000	386,880
Amsted Industries	5.375	09/15/24	240,000	240,000	238,200
AmWINS Group, Inc.	7.750	07/01/26	187,000	187,000	189,805
Avantor Inc.	6.000	10/01/24	406,000	406,000	401,615
Beacon Roofing Supply, Inc.	4.875	11/01/25	406,000	406,000	373,276
Boyne USA, Inc.	7.250	05/01/25	167,000	167,000	174,098
Cimpress N.V.	7.000	06/15/26	500,000	500,000	510,625
CITGO Petroleum Corporation	6.250	08/15/22	425,000	425,000	423,002
CVR Partners, LP.	9.250	06/15/23	500,000	490,352	515,000
Dell Inc.	4.420	06/15/21	600,000	618,230	608,772
EP Energy LLC / Everest Acquisition Finance Inc.	9.375	05/01/24	406,000	245,803	332,920
First Quantum Minerals Ltd.	7.500	04/01/25	500,000	484,070	493,450
Flex Acquisition Co Inc.	7.875	07/15/26	386,000	386,000	384,495
Hertz Corporation	7.625	06/01/22	500,000	500,000	480,000
Hilcorp Energy Company	5.000	12/01/24	335,000	335,000	324,950
IAMGOLD Corporation	7.000	04/15/25	500,000	500,000	509,850
JBS USA Lux S.A.	6.750	02/15/28	476,000	476,000	449,677
Jupiter Resources Inc.	8.500	10/01/22	500,000	470,376	205,000
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	663,000	675,492	669,630
Mattel, Inc.	6.750	12/31/25	500,000	481,463	486,875
Moog Inc.	5.250	12/01/22	500,000	502,533	510,000
New Enterprise Stone & Lime Co., Inc.	6.250	03/15/26	500,000	508,634	505,000
New Gold Inc.	6.250	11/15/22	500,000	501,994	505,000
OPE KAG Finance Sub	7.875	07/31/23	500,000	516,956	510,000
Penske Corporation	4.875	07/11/22	500,000	498,901	519,879
Prime Security Services Borrower	9.250	05/15/23	608,000	618,406	647,338
Sinclair Broadcast Group, Inc.	5.875	03/15/26	204,000	204,000	198,390
Sinclair Television Group, Inc.	5.125	02/15/27	500,000	500,000	460,000
Suncoke Energy	7.500	06/15/25	500,000	493,042	508,750
Teine Energy Ltd.	6.875	09/30/22	500,000	506,250	505,000
Topaz Marine S.A.	9.125	07/26/22	500,000	500,000	503,160
Valeant Pharmaceuticals International	7.000	03/15/24	173,000	173,000	181,382
Virgin Media Secured Finance PLC	5.250	01/15/26	500,000	501,569	462,500
VRX Escrow Corp.	6.125	04/15/25	182,000	182,000	167,668
Warrior Met Coal, Inc.	8.000	11/01/24	209,000	209,000	215,793

Total Bonds				15,329,617	15,090,480

Common Stock - 0.00%
TherOX, Inc. (B)			2	—	—
Touchstone Health Partnership (B)			292	—	—

Total Common Stock				—	—

Total Rule 144A Securities				15,329,617	15,090,480

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Public Securities - 18.36%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 3.25%
Big River Steel LLC.	5.000%	7.334%	08/23/23	$118,472	$117,452	$119,879
BMC Software Finance, Inc.	4.250	6.586	06/26/25	500,000	495,000	496,875
Coronado Coal LLC	6.500	8.834	03/14/25	253,207	245,813	254,789
Coronado Coal LLC	6.500	8.834	03/21/25	69,229	67,220	69,662
Edelman Financial Services	6.750	9.086	06/08/26	128,178	127,537	128,900
Focus Financial Partners, LLC	7.500	9.594	05/22/25	400,000	409,000	402,000
Gulf Finance, LLC	5.250	7.590	08/25/23	252,136	250,304	217,046
ION Trading Technologies Sarl	4.000	6.336	11/21/24	276,939	270,015	274,169
Murray Energy Corporation	7.250	9.344	04/16/20	291,867	259,920	274,495
OCI Beaumont LLC	4.000	6.337	02/14/25	121,980	121,834	122,820
PowerSchool	7.000	9.336	05/29/26	500,000	495,000	500,000
Prospect Medical Holdings, Inc.	5.500	7.500	02/13/24	255,441	250,620	254,803
PS Logistics LLC	5.250	7.297	03/01/25	500,000	504,853	502,500
Seadrill Partners Finco, LLC	6.000	8.334	02/21/21	487,245	325,929	435,612
STS Operating, Inc.	8.000	10.094	04/25/26	500,000	505,000	502,500
Summit Midstream Holdings, LLC	6.000	8.094	05/13/22	123,393	122,461	124,704

Total Bank Loans					4,567,958	4,680,754

	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bonds - 15.11%
Air Lease Corp.	3.000%	09/15/23	$600,000	$593,826	$568,555
AMC Entertainment Holdings Inc.	6.125	05/15/27	500,000	487,141	485,000
Anchorage Capital Group, L.L.C.	9.598	01/15/29	500,000	517,188	509,875
Anglogold Holdings PLC	5.375	04/15/20	600,000	601,469	611,369
Anixter, Inc.	5.125	10/01/21	165,000	165,000	167,888
A. Schulman Inc.	6.875	06/01/23	500,000	504,864	526,500
Beazer Homes USA, Inc.	8.750	03/15/22	160,000	160,000	170,000
Brunswick Corporation	7.125	08/01/27	500,000	503,590	583,628
Bunge Limited Finance Corp.	3.250	08/15/26	600,000	601,844	547,635
Clearwater Paper Corporation	4.500	02/01/23	489,000	486,437	457,215
Crown Castle International Corp	5.250	01/15/23	600,000	655,240	628,703
CubeSmart, L.P.	4.000	11/15/25	500,000	505,874	491,478
CVR Refining LLC	6.500	11/01/22	350,000	343,215	357,000
CVS Health Corp	4.300	03/25/28	345,000	340,094	340,311
Discovery Communications	4.900	03/11/26	600,000	646,054	615,394
Dish DBS Corporation	7.750	07/01/26	500,000	540,183	438,125
Expedia Inc.	4.500	08/15/24	600,000	622,649	599,262
Ferrellgas Partners, L.P.	6.750	01/15/22	265,000	267,199	239,825
Ferrellgas Partners, L.P.	8.625	06/15/20	650,000	650,269	625,625
Ford Motor Credit Co. LLC	4.375	08/06/23	600,000	637,881	603,169

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Public Securities : (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

General Motors Financial Co. Inc.	4.000%	01/15/25	$500,000	$507,219	$484,715
Genesis Energy, L.P.	5.625	06/15/24	500,000	471,863	467,500
Hospital Corporation of America	5.375	02/01/25	100,000	101,326	98,470
Hospital Corporation of America	5.250	06/15/26	174,000	174,000	172,817
Hewlett Packard Enterprise Company	4.900	10/15/25	500,000	498,766	510,348
Hughes Satellite Systems Corporation	6.625	08/01/26	500,000	496,961	462,500
Laboratory Corporation of America Holdings	3.600	02/01/25	500,000	499,446	488,259
Laredo Petroleum, Inc.	5.625	01/15/22	500,000	480,378	493,125
Lazard Group LLC	4.250	11/14/20	500,000	499,387	509,787
LyondellBasell Industries N.V.	5.750	04/15/24	500,000	576,128	540,126
M/I Homes, Inc.	5.625	08/01/25	500,000	475,289	467,499
MPLX LP	4.875	12/01/24	500,000	500,000	515,484
NRG Energy, Inc.	7.250	05/15/26	500,000	502,790	532,500
Oasis Petroleum Inc.	6.875	03/15/22	474,000	454,653	482,158
PBF Holding Company LLC	6.997	11/15/23	33,000	33,000	34,155
PBF Holding Company LLC	7.250	06/15/25	500,000	517,202	525,625
Pitney Bowes Inc.	3.625	10/01/21	500,000	499,153	470,025
Reinsurance Group of America	3.950	09/15/26	500,000	502,742	489,949
SM Energy Company	6.750	09/15/26	750,000	744,602	751,875
Sprint Corporation	7.125	06/15/24	155,000	155,000	156,486
Steelcase, Inc.	6.375	02/15/21	500,000	502,782	531,779
Suburban Propane Partners, L.P.	5.750	03/01/25	500,000	500,000	479,688
Time Warner Cable, Inc.	5.000	02/01/20	500,000	498,000	510,439
Trinity Acquisition Plc	4.400	03/15/26	500,000	514,409	495,097
William Lyon Homes	7.000	08/15/22	500,000	500,000	509,375
WPX Energy, Inc.	5.250	09/15/24	425,000	425,000	418,094
Xlit Ltd	4.450	03/31/25	600,000	611,891	590,330

Total Bonds				22,072,004	21,754,762

Total Corporate Public Securities				$26,639,962	$26,435,516

Total Investments	102.09%			$151,530,664	$146,962,952

Other Assets	9.55				13,749,744

Liabilities	(11.64)				(16,765,160)

Total Net Assets	100.00%				$143,947,536

(A)	In each of the convertible note, warrant, and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid security. As of June 30, 2018, the values of these securities amounted to $105,436,956 or 73.25% of net assets.
(F)	Held in PI Subsidiary Trust
PIK - Payment-in-kind

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 3.85%
API Technologies Corp.	$358,800
BEI Precision Systems & Space Company, Inc.	1,585,066
Merex Holding Corporation	293,171
Sunvair Aerospace Group Inc.	896,208
Trident Maritime Systems	2,407,516
5,540,761

AUTOMOTIVE - 5.14%
Aurora Parts & Accessories LLC	1,588,102
DPL Holding Corporation	1,661,865
English Color & Supply LLC	1,690,523
Ford Motor Credit Co. LLC	603,169
General Motors Financial Co. Inc.	484,715
Grakon Parent	275,711
Moog Inc.	510,000
Power Stop Holdings LLC	262,252
Randy's Worldwide Automotive	318,092
7,394,429

BROKERAGE, ASSET MANAGERS & EXCHANGES - 0.35%
Lazard Group LLC	509,787

BUILDING MATERIALS - 8.19%
ARI Holding Corporation	2,796,422
Beacon Roofing Supply, Inc.	373,276
Happy Floors Acquisition, Inc.	1,216,952
New Enterprise Stone & Lime Co., Inc.	505,000
NSi Industries Holdings, Inc.	1,764,453
Signature Systems Holding Company	247,424
Sunrise Windows Holding Company	1,214,199
Torrent Group Holdings, Inc.	68,994
Wellborn Forest Holding Company	1,780,471
Wolf-Gordon, Inc.	1,832,087
11,799,278

CABLE & SATELLITE - 1.00%
Hughes Satellite Systems Corporation	462,500
Time Warner Cable, Inc.	510,439
Virgin Media Secured Finance PLC	462,500
1,435,439

Fair Value/ Market Value

CHEMICALS - 2.38%
A. Schulman Inc.	$526,500
Compass Chemical International LLC	193,699
CVR Partners, LP.	515,000
LBC Tank Terminals Holding Netherlands B.V.	669,630
LyondellBasell Industries N.V.	540,126
OCI Beaumont LLC	122,820
Polytex Holdings LLC	850,981
3,418,756

CONSUMER CYCLICAL SERVICES - 3.28%
CHG Alternative Education Holding Company	1,057,084
MeTEOR Education LLC	987,302
PPC Event Services	1,526,412
Prime Security Services Borrower	647,338
PS Logistics LLC	502,500
4,720,636

CONSUMER PRODUCTS - 10.22%
AMS Holding LLC	206,006
Blue Wave Products, Inc.	725,510
Elite Sportwear Holding, LLC	1,473,418
gloProfessional Holdings, Inc.	1,261,464
GTI Holding Company	893,534
Handi Quilter Holding Company	2,227,847
HHI Group, LLC	1,714,457
Manhattan Beachwear Holding Company	481,701
Master Cutlery LLC	486,137
Mattel, Inc.	486,875
New Mountain Learning, LLC	1,383,447
Whitebridge Pet Brands Holdings, LLC	1,617,035
York Wall Holding Company	1,752,938
14,710,369

DIVERSIFIED MANUFACTURING - 5.15%
ABC Industries, Inc.	377,155
Advanced Manufacturing Enterprises LLC	5,612
Amsted Industries	238,200
F G I Equity LLC	605,789
K P I Holdings, Inc.	450,194
Motion Controls Holdings	330,205

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

Reelcraft Industries, Inc.	$1,773,845
SR Smith LLC	1,713,884
Strahman Holdings Inc	288,798
Therma-Stor Holdings LLC	1,627,315
7,410,997

ELECTRIC - 1.73%
AM Conservation Holding Corp.	1,956,706
NRG Energy, Inc.	532,500
2,489,206

FINANCE COMPANIES - 0.39%
Air Lease Corp.	568,555

FINANCIAL OTHER - 2.83%
Anchorage Capital Group, L.L.C.	509,875
Edelman Financial Services	128,900
Focus Financial Partners, LLC.	402,000
Strategic Insight, Inc.	1,691,385
U.S. Retirement and Benefit Partners, Inc.	1,346,443
4,078,603

FOOD & BEVERAGE - 6.83%
Bunge Limited Finance Corp.	547,635
Del Real LLC	1,621,049
F F C Holding Corporation	76,193
Hollandia Produce LLC	1,466,251
Hospitality Mints Holding Company	1,098,837
Impact Confections	—
JBS USA Lux S.A.	449,677
JMH Investors LLC	439,294
PANOS Brands LLC	2,339,194
Westminster Acquisition LLC	666,509
WP Supply Holding Corporation	1,128,189
9,832,828

GAMING - 1.63%
CTM Holding, Inc.	2,350,402

HEALTHCARE - 4.35%
Avantor Inc.	401,615
Cadence, Inc.	795,024
CORA Health Services, Inc.	1,526,292
ECG Consulting Group	2,182,018
Fair Value/ Market Value

GD Dental Services LLC	$—
Hospital Corporation of America	271,287
Laboratory Corporation of America Holdings	488,259
Prospect Medical Holdings, Inc.	254,803
TherOX, Inc.	—
Touchstone Health Partnership	—
Valeant Pharmaceuticals International	181,382
VRX Escrow Corp.	167,668
6,268,348

HEALTH INSURANCE - 0.34%
Reinsurance Group of America	489,949

HOME CONSTRUCTION - 0.80%
Beazer Homes USA, Inc.	170,000
M/I Homes, Inc.	467,499
William Lyon Homes	509,375
1,146,874

INDEPENDENT - 1.34%
Jupiter Resources Inc.	205,000
Laredo Petroleum, Inc.	493,125
Oasis Petroleum Inc.	482,158
SM Energy Company	751,875
1,932,158

INDUSTRIAL OTHER - 5.50%
AFC - Dell Holding Corporation	1,323,840
Brunswick Corporation	583,628
E.S.P. Associates, P.A.	878,513
Hartland Controls Holding Corporation	1,811,339
Midwest Industrial Rubber, Inc.	1,727,377
Smart Source Holdings LLC	562,758
SMB Machinery Holdings, Inc.	—
Steelcase, Inc.	531,779
STS Operating, Inc.	502,500
7,921,734

MEDIA & ENTERTAINMENT - 4.59%
AMC Entertainment Holdings Inc.	485,000
BlueSpire Holding, Inc.	—
Boyne USA, Inc.	174,098
Cimpress N.V.	510,625

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

Discovery Communications	$615,394
Discovery Education, Inc.	1,900,466
Dish DBS Corporation	438,125
GlynnDevins Acquisition Corporation	198,385
HOP Entertainment LLC	—
Money Mailer Equity LLC	1,624,375
Sinclair Broadcast Group, Inc.	198,390
Sinclair Television Group, Inc.	460,000
6,604,858

METALS & MINING - 2.85%
Alliance Residential Company	532,500
Anglogold Holdings PLC	611,369
Big River Steel LLC.	119,879
Coronado Coal LLC	324,451
First Quantum Minerals Ltd.	493,450
IAMGOLD Corporation	509,850
Murray Energy Corporation	274,495
New Gold Inc.	505,000
Suncoke Energy	508,750
Warrior Met Coal, Inc.	215,793
4,095,537

MIDSTREAM - 1.59%
CVR Refining LLC	357,000
Ferrellgas Partners, L.P.	865,450
Genesis Energy, L.P.	467,500
Suburban Propane Partners, L.P.	479,688
Summit Midstream Holdings, LLC	124,704
2,294,342

OIL FIELD SERVICES - 1.91%
Avantech Testing Services LLC	—
EP Energy LLC / Everest Acquisition Finance Inc.	332,920
Gulf Finance, LLC	217,046
Hilcorp Energy Company	324,950
Petroplex Inv Holdings LLC	19,216
Seadrill Partners Finco, LLC	435,612
Teine Energy Ltd.	505,000
Topaz Marine S.A.	503,160
WPX Energy, Inc.	418,094
2,755,998

Fair Value/ Market Value

OTHER - REITS - 0.34%
CubeSmart, L.P.	$491,478

PACKAGING - 0.78%
ASC Holdings, Inc.	737,903
Flex Acquisition Co Inc.	384,495
1,122,398

PAPER - 1.52%
Clearwater Paper Corporation	457,215
Dunn Paper	1,725,000
2,182,215

PHARMACEUTICALS - 1.79%
Clarion Brands Holding Corp.	2,230,276
CVS Health Corp	340,311
2,570,587

PROPERTY & CASUALTY - 0.89%
AmWINS Group, Inc.	189,805
Trinity Acquisition Plc	495,097
Xlit Ltd	590,330
1,275,232

REFINING - 2.95%
CITGO Petroleum Corporation	423,002
MES Partners, Inc.	1,626,531
MPLX LP	515,484
PBF Holding Company LLC	559,780
Tristar Global Energy Solutions, Inc.	1,127,832
4,252,629

TECHNOLOGY - 11.92%
1A Smart Start, Inc.	1,695,762
Anixter, Inc.	167,888
BCC Software, Inc.	1,698,916
BMC Software Finance, Inc.	496,875
Clubessential LLC	1,728,752
Dell Inc.	608,772
Expedia Inc.	599,262
Glynlyon Holding Companies, Inc.	209,414
GraphPad Software, Inc.	2,411,607
Hewlett Packard Enterprise Company	510,348
ION Trading Technologies Sarl	274,169
Pitney Bowes Inc.	470,025
PowerSchool	500,000

See Notes to Consolidated Financial Statements

Barings Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

Software Paradigms International Group, LLC	$1,716,531
Velocity Technology Solutions, Inc	2,076,442
Veritext Corporation	1,993,221
17,157,984

TELECOMMUNICATIONS - 0.27%
Altice Financing S.A.	386,880

TRANSPORTATION SERVICES - 4.84%
Hertz Corporation	480,000
MNX Holding Company	1,445,999
OPE KAG Finance Sub	510,000
Penske Corporation	519,879
Pegasus Transtech Corporation	2,284,946
Team Drive-Away Holdings LLC	184,894
VP Holding Company	1,542,798
6,968,516

WIRELESS - 0.55%
Crown Castle International Corp	628,703
Sprint Corporation	156,486
785,189

Total Investments - 102.09% (Cost - $151,530,664)	$146,962,952

See Notes to Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

1.	History
Barings Participation Investors (the "Trust") was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.

The Trust is a diversified closed-end management investment company. Barings LLC ("Barings"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. The Trust will also invest in publicly traded debt securities (including high yield securities), and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital. In addition, the Trust may invest in high quality, readily marketable securities.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust ("PI Subsidiary Trust") for the purpose of holding certain investments. The results of the PI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the PI Subsidiary Trust.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification ("ASC") 946, Financial Services – Investment Companies, for the purpose of financial reporting.

A. Fair Value Measurements:

Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value

The determination of the fair value of the Trust's investments is the responsibility of the Trust's Board of Trustees (the "Trustees"). The Trustees have adopted procedures for the valuation of the Trust's securities and have delegated responsibility for applying those procedures to Barings. Barings has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information available to Barings, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Barings. In approving valuations, the Trustees will consider reports by Barings analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Barings has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $105,436,956 (73.25% of net assets) as of June 30, 2018 whose values have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Following is a description of valuation methodologies used for assets recorded at fair value.

Corporate Public Securities – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At June 30, 2018, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust's pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Trust's investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust's valuation policies and procedures approved by the Trustees.

Barings Participation Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

Annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors' pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also includes an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations, a process Barings continues to perform annually. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities – Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes' fair value.
The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities – Common Stock, Preferred Stock and Partnerships & LLC's

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company's outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt tranches of the capital structure to senior then junior subordinated debt, followed by each class of preferred stock and finally the common stock.

To estimate a company's enterprise value, the company's trailing twelve months earnings before interest, taxes, depreciation and amortization ("EBITDA") is multiplied by a valuation multiple.

Both the company's EBITDA and valuation multiple are considered significant unobservable inputs. Increases/(decreases) to the company's EBITDA and/or valuation multiple would result in increases/(decreases) to the equity value.

Short-Term Securities

Short-term securities, of sufficient credit quality, with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Quantitative Information about Level 3 Fair Value Measurements

The following table represents quantitative information about Level 3 fair value measurements as of June 30, 2018:

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted
Bank Loans	$2,479,803	Broker Quote	Single Broker	99.0% to 100.0%	100.0%

	$23,202,551	Discounted Cash Flows	Discount Rate	5.3% to 12.8%	7.7%

Corporate Bonds	$54,751,038	Discounted Cash Flows	Discount Rate	9.6% to 19.4%	12.6%

	$10,973,070	Market Approach	Valuation Multiple	3.8x to 9.4x	6.7x

			EBITDA	$0 million to $15.9 million	$5.7 million

Equity Securities	$14,785,297	Market Approach	Valuation Multiple	3.8x to 14.1x	8.7x

			EBITDA	$0 million to $222.3 million	$30.1 million

Fair Value Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

Barings Participation Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

The following table summarizes the levels in the fair value hierarchy into which the Trust's financial instruments are categorized as of June 30, 2018.

The fair values of the Trust's investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of June 30, 2018 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$80,814,588	$—	$15,090,480	$65,724,108
Bank Loans	24,927,551	—	—	24,927,551
Common Stock—U.S.	5,041,786	—	—	5,041,786
Preferred Stock	1,545,668	—	—	1,545,668
Partnerships and LLCs	8,197,843	—	—	8,197,843
Public Securities
Bank Loans	4,680,754	—	3,925,951	754,803
Corporate Bonds	21,754,762	—	21,754,762	—
Common Stock—U.S.	—	—	—	—
Preferred Stock	—	—	—	—
Short-term Securities	—	—	—	—
Total	$146,962,952	$—	$40,771,193	$106,191,759
See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2017	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 6/30/2018
Restricted Securities
Corporate Bonds	$68,182,386	$(1,208,827)	$4,560,735	$(1,285,143)	$(4,525,043)	$—	$—	$65,724,108
Bank Loans	15,737,992	12,242	11,107,510	—	(1,930,193)	—	—	24,927,551
Common Stock - U.S.	6,911,240	410,027	968,769	(3,248,250)	—	—	—	5,041,786
Preferred Stock	2,525,813	(799,776)	(146,594)	(33,775)	—	—	—	1,545,668
Partnerships and LLCs	14,061,127	(1,435,985)	422,647	(4,849,946)	—	—	—	8,197,843
Public Securities
Bank Loans	523,461	17,614	1,564,339	(196,999)	(14,027)	333,949	(1,473,534)	754,803
	$107,942,019	$(3,004,705)	$18,477,406	$(9,614,113)	$(6,469,263)	$333,949	$(1,473,534)	$106,191,759

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Income, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the year are presented in the following accounts on the Statement of Operations:

	Net Increase in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from assets still held
Interest (Amortization)	$342,089	—
Net realized gain on investments before taxes	$3,969,083	—
Net change in unrealized appreciation of investments before taxes	$(7,315,877)	(4,366,748)

B. Accounting for Investments:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

D. Federal Income Taxes:

The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon, or distribute all or a portion of such net gains.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The PI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

The PI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the PI Subsidiary Trust, all of the PI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of June 30, 2018, the PI Subsidiary Trust has incurred income tax expense of $288,488.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of June 30, 2018, the PI Subsidiary Trust has a deferred tax liability of $448,095.

E. Distributions to Shareholders:

The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October, and December. The Trust's net realized capital gain distribution, if any, is declared in December.

3.	Investment Advisory and Administrative Services Contract
A. Services:

Under an Investment Advisory and Administrative Services Contract (the "Contract") with the Trust, Barings has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B. Fee:

For its services under the Contract, Barings is paid a quarterly investment advisory fee equal to 0.225% of the value of the

Barings Participation Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Trust's net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust's net assets as of such day.

C. Basis for Board Renewal of Contract:

At a meeting of the Trustees held on April 25, 2018, the Trustees (including a majority of the Trustees who are not "interested persons" of the Trust or Barings) unanimously approved a one year continuance of the Contract.

Prior to the meeting, the Trustees requested and received from Ropes & Gray LLP, counsel to the Trust, a memorandum describing the Trustees' legal responsibilities in connection with their review and re-approval of the Contract. The Trustees also requested and received from Barings extensive written and oral information regarding, among other matters: the principal terms of the Contract; the reasons why Barings was proposing the continuance of the Contract; Barings and its personnel; the Trust's investment performance, including comparative performance information; the nature and quality of the services provided by Barings to the Trust; financial results and condition of Barings; the fee arrangements between Barings and the Trust; fee and expense information, including comparative fee and expense information; profitability of the advisory arrangement to Barings; and "fallout" benefits to Barings resulting from the Contract.

In connection with their deliberations regarding the continuation of the Contract, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees' conclusion as to the continuance of the Contract was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements between Barings and the Trust are the result of years of review and discussion between the independent Trustees and Barings, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Nature, Extent and Quality of Services to be Provided by Barings to the Trust

In evaluating the scope and quality of the services provided by Barings to the Trust, the Trustees considered, among other factors: (i) the scope of services required to be provided by Barings under the Contract; (ii) Barings' ability to find and negotiate private placement securities having equity features that are consistent with the stated investment objectives of the Trust; (iii) the experience and quality of Barings' staff; (iv) the strength of Barings' financial condition; (v) the nature of the private placement market compared to public markets (including the fact that finding, analyzing, negotiating and servicing private placement securities is more labor-intensive than buying and selling public securities and the administration of private placement securities is more extensive, expensive, and requires greater time and expertise than a portfolio of only public securities); (vi) the potential advantages afforded to the Trust by its ability to co-invest in negotiated private placements with MassMutual and its affiliates; and (vii) the expansion of the scope of services provided by Barings as a result of recent regulatory and legislative initiatives that have required increased legal, compliance and business attention and diligence. Based on such considerations, the Trustees concluded that, overall, they are satisfied with the nature, extent and quality of services provided by Barings, and expected to be provided in the future, under the renewed Contract.

Investment Performance

The Trustees also examined the Trust's short-term, intermediate-term, and long-term performance as compared against various benchmark indices presented at the meeting, which showed that the Trust had outperformed such indices for the 1-, 3-, 5- and 10-year periods. In addition, the Trustees considered comparisons of the Trust's performance with the performance of (i) selected closed-end investment companies and funds that may invest in private placement securities and/or bank loans; (ii) selected business development companies with comparable types of investments; and (iii) investment companies included in the Broadridge closed-end bond universe. The Trustees considered that, while such comparisons are helpful in judging performance, they are not directly comparable in terms of types of investments, and because business development companies often report returns based on market value, which is affected by factors other than the performance of the underlying portfolio investments. Based on these considerations and the detailed performance information provided to the Trustees at the regular Board meetings each quarter, the Trustees concluded that the Trust's absolute and relative performance over time have been sufficient to warrant renewal of the Contract.

Advisory Fee/Cost of Services Provided and Profitability/ Manager's "Fall-Out" Benefits

In connection with the Trustees' consideration of the advisory fee paid by the Trust to Barings under the Contract, Barings noted that it was unaware of any registered closed-end investment companies that are directly comparable to the Trust in terms of the types of investments and percentages invested in private placement securities (which require more extensive advisory and administrative services than a portfolio of publicly traded securities, as previously discussed) other than Barings Corporate Investors, which is

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

also advised by Barings. Under the terms of its Investment Services Contract, Barings Corporate Investors is charged a quarterly investment advisory fee of 0.3125% of net asset value as of the end of each quarter, which is approximately equal to 1.25% annually. In considering the fee rate provided in the Contract, the Trustees noted the advisory fee charged by Barings to Tower Square Capital Partners, L.P. and Tower Square Capital Partners II, III and IV, L.P., each a private mezzanine fund also managed by Barings, and that the fee Barings Corporate Investors charged compares favorably to the Trust's advisory fee.

At the request of the Trustees, Barings provided information concerning the profitability of Barings' advisory relationship with the Trust. The Trustees also considered the non-economic benefits Barings and its affiliates derived from its relationship with the Trust, including the reputational benefits derived from having the Trust listed on the New York Stock Exchange, and the de minimis amount of commissions resulting from the Trust's portfolio transactions used by Barings for third-party soft dollar arrangements. The Trustees recognized that Barings should be entitled to earn a reasonable level of profit for services provided to the Trust and, based on their review, concluded that they were satisfied that Barings' historical level of profitability from its relationship with the Trust was not excessive and that the advisory fee structure under the Contract is reasonable.

Economies of Scale

The Trustees considered the concept of economies of scale and possible advisory fee reductions if the Trust were to grow in assets. Given that the Trust is not continuously offering shares, such growth comes principally from retained net realized gain on investments and dividend reinvestment. The Trustees also examined the breakpoint features of selected competitive funds and noted that the minimum starting point for fee reductions in those funds was at least $200 million whereas the Trust's current net assets are near $140 million. The Trustees concluded that the absence of breakpoints in the fee schedule under the Contract was currently acceptable given the Trust's current size and closed-end fund structure.

4.	Senior Indebtedness
MassMutual holds the Trust's $15,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust on December 13, 2011. The Note is due December 13, 2023 and accrues interest at 4.09% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the six months ended June 30, 2018, the Trust incurred total interest expense on the Note of $306,750.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus the Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

5.	Purchases and Sales of Investments
	For the six months ended 06/30/2018
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$19,128,067	$18,772,453
Corporate public securities	4,416,673	7,467,937

The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of June 30, 2018. The net unrealized depreciation of investments for financial reporting and Federal tax purposes as of June 30, 2018 is $(4,567,712) and consists of $6,701,593 appreciation and $11,269,305 depreciation.

Net unrealized depreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax liability of $448,095 on net unrealized gains on the PI Subsidiary Trust.

6.	Quarterly Results of Investment Operations

	March 31, 2018

	Amount	Per Share
Investment income	$3,392,477
Net investment income	2,738,514	$0.26
Net realized and unrealized loss on investments (net of taxes)	(2,552,957)	(0.24)

	June 30, 2018

	Amount	Per Share
Investment income	$3,359,783
Net investment income	2,713,074	$0.26
Net realized and unrealized loss on investments (net of taxes)	(2,104,355)	(0.20)

7.	Investment Risks
In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include: (i) market risk, (ii) volatility risk and (iii) credit, counterparty and liquidity risk. It is the Trust's policy to identify, measure and monitor risk through various mechanisms including risk management strategies and credit policies. These include monitoring risk guidelines and diversifying exposures across a variety of instruments, markets and counterparties. There can be no assurance that the Trust will be able to implement its credit

Barings Participation Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

guidelines or that its risk monitoring strategies will be successful.

8.	Commitments and Contingencies
During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.

At June 30, 2018, the Trust had the following unfunded commitments:

Investment	Unfunded Amount
VP Holding Company	$870,000
CORA Health Services, Inc.	$623,370
New Mountain Learning, LLC	$373,448
U.S. Retirement & Benefit Partners	$345,000
Pegasus Transtech Corporation	$136,944
Polytex Holdings LLC	$14,274

9.	Results of Shareholder Meeting
The Annual Meeting of Shareholders was held on Wednesday, April 25, 2018. The shareholders were asked to vote to re-elect as Trustees Edward P. Grace, III and Clifford M. Noreen each for a three-year term. The shareholders approved the proposal. The Trust's other Trustees, Michael H. Brown, Barbara M. Ginader, Robert E. Joyal, Susan B. Sweeney and Maleyne M. Syracuse continued to serve their respective terms following the April 25, 2018 Annual Shareholder Meeting. The results of the voting are set forth below.

Shares for	Withheld	Total	% of Shares Voted for
Edward P. Grace, III 9,119,885	276,598	9,396,483	97.057%

Clifford M. Noreen 9,145,669	250,815	9,396,483	97.331%

The Trust also held a Special Meeting of Shareholders on Wednesday, April 25, 2018. The shareholders were asked to vote to eliminate two non-fundamental investment restrictions (i) concerning the Trust's maximum level of investment in non-investment grade securities and (ii) prohibiting investment by the Trust in debt securities rated below B or determined by Barings to be of a comparable quality at the time of acquisition. Since a quorum was not present at the time of the Special Meeting, the meeting was adjourned until Tuesday, May 8, 2018 to permit the further solicitation of proxies. At the reconvened Special Meeting on May 8, 2018, the shareholders approved the proposals. The results of the voting are set forth below.

Shares for	Against	Total	% of Shares Voted for
Proposal 1 - Elimination of the Trust's non-fundamental investment restriction concerning the Trust's maximum level of investment in non-investment securities
3,626,436	628,525	5,342,267	67.882%

Proposal 2 - Elimination of the Trust's non-fundamental investment restriction prohibiting investment by the Trust in debt securities rated below B or determined by Barings to be of a comparable quality at the time of acquisition

3,619,041	622,056	5,342,267	67.744%

THIS PRIVACY NOTICE IS BEING PROVIDED ON BEHALF OF BARINGS LLC AND ITS AFFILIATES: BARINGS SECURITIES LLC; BARINGS AUSTRALIA PTY LTD; BARINGS ADVISERS (JAPAN) KK; BARINGS INVESTMENT ADVISERS (HONG KONG) LIMITED; BARINGS FUNDS TRUST; BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND; BARINGS CORPORATE INVESTORS AND BARINGS PARTICIPATION INVESTORS (TOGETHER, FOR PURPOSES OF THIS PRIVACY NOTICE, "BARINGS").

When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

•	Applications or other forms, interviews, or by other means;

•	Consumer or other reporting agencies, government agencies, employers or others;

•	Your transactions with us, our affiliates, or others; and

•	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an "opt-in" or "opt-out" from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number – whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

January 2017

Members of the Board of
Trustees

Michael H. Brown*

Barbara M. Ginader*

Edward P. Grace III*

Robert E. Joyal

Clifford M. Noreen

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers

Clifford M. Noreen
Chairman

Robert M. Shettle
President

James M. Roy
Vice President & Chief Financial
Officer

Janice M. Bishop
Vice President, Secretary & Chief
Legal Officer

Sean Feeley
Vice President

Christopher D. Hanscom
Treasurer

Melissa M. LaGrant
Chief Compliance Officer

Kristin Goodchild
Associate Secretary

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Barings Participation Investors (the "Trust") offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan"). The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by DST Systems, Inc., the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Transfer Agent for Barings Participation Investors' Dividend Reinvestment and Cash Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

PI6217

ITEM 2. CODE OF ETHICS.

Not applicable for this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for this filing

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable for this filing.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for this filing.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for this filing.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized  and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal half year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

ITEM 13. EXHIBITS.

(a)(1)
ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

Not applicable for this filing.

(a)(2)	A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

Attached hereto as EX-99.31.1

Attached hereto as EX-99.31.2

(a)(3)
ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(b)             CERTIFICATIONS PURSUANT TO RULE 302-2(b) UNDER THE ACT.

Attached hereto as EX-99.32

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Barings Participation Investors

By:	/s/ Robert M. Shettle
Robert M. Shettle, President

Date:	September 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Shettle
Robert M. Shettle, President

Date:	September 7, 2018

By:	/s/ James M. Roy
James M. Roy, Vice President and Chief Financial Officer

Date:	September 7, 2018